THOMAS S. SMITH        SMITH MCCULLOUGH, P.C.
  KIM I. McCULLOUGH                                           MARK A. MEYER
  DOUGLAS R. FERGUSON                                       DONNA J. BLOOMER
   JEFFREY J. COWMAN                                        DANIEL J. BLOCK*
  HAROLD R. BRUNO, III                                 *Admitted in Oregon Only
    STEVEN M. FEDER
  THERESA M. MEHRINGER
    LYNNE M. HANSON
   GARRETT M. TUTTLE

--------------------------------------------------------------------------------

              REGENCY PLAZA ONE 4643 SOUTH ULSTER STREET SUITE 900 DENVER, COLORADO 80237-2866 TELEPHONE (303) 221-6000
                       FAX (303) 221-6001 info@smithmc.com

                                    June 16, 2000


VIA EDGAR

United States Securities
 and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:    Silverthorne Production Company
                File No. 000-11730
                Preliminary Proxy Materials for Special Meeting of Shareholders

Ladies and Gentlemen:

        Enclosed for filing are copies of the preliminary Notice of Special Meeting of Shareholders, Proxy Statement and Proxy to be used in connection with a Special Meeting of Shareholders of Silverthorne Production Company ("Company") to be held in July 2000. It is planned that the proxy materials will be mailed to the Company's shareholders in late June 2000.

        Please contact the undersigned with any comments the Staff may have on the preliminary proxy materials.

                                    Sincerely yours,



                                    /s/ Mark Meyer
                                    Mark A. Meyer

TSS:dh
Enclosure
cc:   Silverthorne Production Company
      Attn:  Jimmy L. Boswell
             Darrell H. Hughes
             David L. Jackson

                         SILVERTHORNE PRODUCTION COMPANY
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential for use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                         SILVERTHORNE PRODUCTION COMPANY
                         -------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which the transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                PRELIMINARY COPY

                         SILVERTHORNE PRODUCTION COMPANY
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on July __, 2000

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Silverthorne Production Company, a Colorado corporation (the "Company"), will be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, NW, Seattle, Washington 98117, on _________, July __, 2000, at 10:00 a.m., Pacific Time, for the purpose of considering and voting upon a proposal to:

        (1) adopt an amendment to Article FIRST of the Articles of Incorporation of the Company to change the name of the Company from "Silverthorne Production Company" to "Cognigen Networks, Inc.".

        Only shareholders of record at the close of business on June 23, 2000, are entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof.

        The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              DAVID L. JACKSON, SECRETARY
Seattle, Washington
June 29, 2000

                                                                PRELIMINARY COPY

                         SILVERTHORNE PRODUCTION COMPANY
                             7001 Seaview Avenue NW
                                    Suite 210
                            Seattle, Washington 98117


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY __ 2000

        This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Silverthorne Production Company (the "Company") to be used at the Annual Meeting of Shareholders (the "Meeting") to be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, N.W., Seattle, Washington 98117, on July __, 2000, at 10:00 a.m. Pacific Time, and at any adjournment(s) thereof.

        This Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about June 29, 2000.

                         REVOCATION AND VOTING OF PROXY

        Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the shareholder, or, if no instructions are indicated, will be voted FOR the proposal to adopt an amendment to Article FIRST of the Company's Articles of Incorporation;

                                VOTING SECURITIES

Voting rights are vested exclusively in the holders of the Company's
$0.001 par value common stock with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on June 23, 2000, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On June 23, 2000, the Company had 47,030,547 shares of common stock outstanding.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth as of June 23, 2000, the number of shares of the Company's outstanding common stock beneficially owned by each of the Company's current directors, sets forth the number of shares of the Company's common stock beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of the Company's common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of the Company's common stock:


                                 Amount and Nature of
Name and Address                Beneficial Ownership(1)        Percent of Class
----------------                -----------------------       ------------------

Darrell H. Hughes                    4,148,883(2)                     8.5%
Suite 210
7001 Seaview Avenue N.W.
Seattle, WA 98117


David L. Jackson                     2,460,471(3)                     5.1%
3707 Calle Cortejo
Rancho Santa Fe, CA 92091


All current executive officers
 and directors as a group
 (5 persons)                        11,846,290(4)                    22.2%


Jimmy L. Boswell                     2,618,468(5)                     5.4%
Suite 304
3220 South Higuera Street
San Luis Obispo, CA 93401


David G. Lucas                       2,618,468(6)                     5.4%
Suite 304
3220 South Higuera Street
San Luis Obispo, CA  93401


Combined Telecommunications          5,831,412(7)(12)                11.4%
 Consultancy, Ltd.
2608 Second Avenue, Suite 108
Seattle, Washington 98121


Cognigen Corporation                14,007,864(8)                    29.8%
8711 15th Avenue N.W.
Seattle, WA 98117

Kevin E. Anderson                   26,007,864(9)(10)                44.1%
2608 Second Avenue, Suite 108
Seattle, Washington 98120

Anderson Family Trust #1            26,007,864(9)(10)                44.1%
2608 Second Avenue, Suite 108
Seattle, Washington 98120

Peter Tilyou                        19,586,492(7)(10)(11)(12)        30.7%
2608 Second Avenue, Suite 108
Seattle, Washington 98120

--------------------

(1) Except as indicated below, each person has sole and voting and/or investment power over the shares listed.

(2) Includes 1,600,000 shares underlying an option. Mr. Hughes currently owns approximately 10.5% of the outstanding common stock of Inter-American Telecommunications Holding Corporation ("ITHC"). Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC will be entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. Mr. Hughes does not have sole or shared voting and/or investment power over the shares of the Company's common stock that will be owned by ITHC. Therefore, Mr. Hughes disclaims beneficial ownership of the approximate 3,926,150 shares of the Company's common stock that will be represented by Mr. Hughes' ownership of approximately 10.5% of the outstanding common stock of ITHC. The 3,926,150 shares are not included in the above table.

(3) Includes 1,600,000 shares underlying an option. Mr. Jackson currently owns approximately 3.5% of the outstanding common stock of ITHC. Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC is entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. Mr. Jackson does not have sole or shared voting and/or investment power over the shares of the Company's common stock that will be owned by ITHC. Therefore, Mr. Jackson disclaims beneficial ownership of the approximate 1,295,629 shares of the Company's common stock that will be represented by Mr. Jackson's ownership of approximately 3.5% of the outstanding common stock of ITHC. The 1,295,629 shares are not included in the above table.

(4) Includes the shares specified in footnotes (2) and (3) above and (5) and (6) below.

(5) Includes 1,600,000 shares underlying an option. Mr. Boswell currently owns approximately 2.6% of the outstanding common stock of ITHC. Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC is entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. Mr. Boswell does not have sole or shared voting and/or investment power over the shares of the Company's common stock that will be owned by ITHC. Therefore, Mr. Boswell disclaims beneficial ownership of the approximate 981,535 shares of the Company's common stock that will be represented by Mr. Boswell's ownership of approximately 2.6% of the outstanding common stock of ITHC. The 981,535 shares are not included in the above table.

(6) Includes 1,600,000 shares underlying an option. Mr. Lucas currently owns approximately 2.6% of the outstanding common stock of ITHC. Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC is entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. Mr. Lucas does not have sole or shared voting and/or investment power over the shares of the Company's common stock that will be owned by ITHC. Therefore, Mr. Lucas disclaims beneficial ownership of the approximate 981,535 shares of the Company's common stock that will be represented by Mr. Lucas' ownership of approximately 2.6% of the outstanding common stock of ITHC. The 981,535 shares are not included in the above table.

(7) Includes 4,000,000 shares underlying an option. Combined Telecommunications Consultancy, Ltd. ("CTC") currently owns approximately 7.1% of the outstanding common stock of ITHC. Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC is entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. CTC does not have sole or shared voting and/or investment power over the shares of the Company's common stock that will be owned by ITHC. Therefore, CTC disclaims beneficial ownership of the approximate 2,630,521 shares of the Company's common stock that will be represented by CTC's ownership of approximately 7.1% of the outstanding common stock of ITHC. The 2,630,521 shares are not included in the above table.

(8) Cognigen currently owns approximately 57.9% of the outstanding common stock of ITHC. Pursuant to the terms of the agreement whereby the Company acquired the assets of ITHC, ITHC is entitled to receive 37,298,444 shares of the Company's common stock. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. The 37,298,444 shares will be deemed to be beneficially owned by Cognigen. The 37,298,444 shares are not included in the above table.

(9) Includes 12,000,000 shares of the Company's common stock underlying an option owned by the Anderson Family Trust #1. Kevin E. Anderson has the sole voting and investment power over the shares of the Company's common stock owned by Cognigen. Kevin E. Anderson and members of his family are the beneficiaries of the Anderson Family Trust #1 which owns approximately 98.9% of the outstanding common stock of Cognigen. Therefore, Mr. Anderson may be deemed to beneficially own the 14,007,864 shares of the Company's common stock that Cognigen Corporation may be deemed to beneficially own.

(10) Represents the 26,007,864 shares that Kevin E. Anderson may be deemed to beneficially own.

(11) Includes the shares owned by CTC and the Anderson Family Trust #1, 955,080 shares owned by Telkiosk, Inc. and 800,000 shares underlying an option owned by Telkiosk. Peter Tilyou is the sole trustee, but not a beneficiary, of the Anderson Family Trust #1. As the managing officer/director of CTC and Telkiosk, Mr. Tilyou has voting and investment power over the shares of the Company's common stock beneficially owned by CTC and Telkiosk. Mr. Tilyou is the beneficial owner of 33% of the outstanding shares of Telkiosk and 25% of the outstanding shares of CTC.

(12) The information pertaining to the shares of the Company's common stock beneficially owned by CTC and Telkiosk and the information pertaining to Peter Tilyou's relationship to both and to the Anderson Family Trust #1 is based on the shareholder records of the Company and information provided to the Company by Peter Tilyou.

                        CHANGE IN CONTROL OF THE COMPANY

        On August 20, 1999, the Company completed the first closing of the acquisition of all of the assets of ITHC in exchange for 29,242,953 shares of the Company's common stock. On December 27, 1999, the Company and ITHC agreed that the total number of shares of the Company's common stock that were to be issued at the first closing was 11,742,953 shares rather than 29,242,953 shares and that the total number of shares to be issued by the Company to ITHC at the second closing is 37,298,444 shares. Further, the Company and ITHC made it clear that the Company was acquiring all of the assets and assuming all of the liabilities of ITHC as of August 20, 1999.

        As a result of ITHC's receipt of the 11,742,953 shares of the Company's common stock and a previous purchase of 12,452,431 shares of the Company's common stock by ITHC from David L. Jackson, Patricia A. Jackson, Karrie R. Jackson, and Eric J. Sunsvold, ITHC owned 24,195,384 shares, or approximately 54.0% of the Company's outstanding shares of common stock. In May 2000, ITHC distributed the 24,195,384 shares pro rata to its shareholders. At this time, the Company does not have a sufficient number of shares of common stock authorized to issue the 37,298,444 shares of the Company's common stock to ITHC. The Company plans to hold a shareholders' meeting in the near future to propose the adoption of amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock. ITHC will be entitled to receive 37,298,444 shares which will then represent approximately 44.2% of the Company's outstanding shares of common stock. It is contemplated that ITHC will distribute the 37,298,444 shares pro rata to its shareholders.

        Kevin E. Anderson and his family are beneficiaries of the Anderson Family Trust #1 which owns approximately 98.9% of the outstanding common stock of Cognigen. Cognigen owns approximately 57.9% of the outstanding common stock of ITHC and Kevin E. Anderson had the sole voting and investment power over the shares of the Company's common stock that were owned by ITHC. Therefore, Kevin
E. Anderson may be deemed to have controlled the Company at the time of the transaction between the Company and ITHC.

        The assets of ITHC consisted of electronically archived customer data bases consisting of approximately 95,000 individual residential and business long-distance telephone service subscriber accounts; agency, reseller and other agreements and contracts ITHC had with carriers, switched resellers, unswitched resellers, consolidators or other providers of long-distance and local telephone service; ITHC's accounts receivable, commissions receivable, future commissions that may be payable from any of the carriers, switched resellers, unswitched resellers, consolidators or other providers of long-distance and local telephone service; ITHC's computer software, proprietary programs and applications, computers, monitors, peripherals, printers, copiers, telephone PABX systems, office furniture and fixtures, office leases; customer data bases, customer lists and print and electronic records relating to customers; ITHC's inventories and orders for prepaid telephone cards; ITHC's new accounts; ITHC's websites, pages, links and agreements as well as ITHC's Internet domains and email addresses; agreements with ITHC's agents and subagents; exclusive use and control of the name "Cognigen" and its attendant copyright, trade name and trademark and service mark registrations; ITHC's intellectual property; ITHC's lines of credit with carriers, prepaid card providers, switched resellers, switchless resellers and other providers of local and long-distance phone service, ITHC's cash and all of the outstanding stock of Inter-American Telecommunications Corporation, a non-operating subsidiary of ITHC.

                          ACTION TO BE TAKEN AT MEETING

        The Meeting has been called by the directors of the Company to consider and act upon a proposal to adopt an amendment to Article FIRST of the Articles of Incorporation of the Company to change the name of the Company from "Silverthorne Production Company" to "Cognigen Networks, Inc."

        The holders of one-third of the outstanding shares of common stock of the Company present at the Meeting in person or represented by proxy constitute a quorum. To be approved, the proposal to adopt an amendment to Article FIRST of the Articles of Incorporation of the Company must receive the affirmative vote of a majority of the outstanding shares. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes on the proposals to adopt an amendment to Article FIRST of the Articles of Incorporation of the Company will be counted as present for purposes of the proposal and will count as votes against the proposal.

        The Company has been orally advised that each of the persons listed under "Principal Shareholders and Security Ownership of Management" intends to vote for the proposal to adopt an amendment to Article FIRST of the Articles of Incorporation of the Company. Therefore, approximately 47.3% of the outstanding shares of common stock should be voted in favor of the proposal.


            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE FIRST
                 OF THE ARTICLES OF INCORPORATION OF THE COMPANY

        The Board of Directors of the Company is recommending that Article
FIRST of the Company's Articles of Incorporation be amended to change the name of the Company from Silverthorne Production Company to Cognigen Networks, Inc. The directors of the Company recommend such change because the directors believe that the current name has very little good will associated with it and the new name will be more representative of the Company's current business activities which consist primarily of the business activities conducted by the Cognigen Division of the Company. The directors believe the "Cognigen" name has a significant amount of good will associated with it because of its use for a number of years by the Cognigen Corporation, the assets of which were acquired by ITHC and then by the Company from ITHC. Also, the Company currently does business under the name of Cognigen Networks, Inc.

        If this proposal is approved, the officers of the Company will file an amendment to the Articles of Incorporation of the Company with the Colorado Secretary of State to amend Article FIRST so that as amended Article FIRST will read as follows:

        "FIRST: The name of the corporation is Cognigen Networks, Inc."

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE FIRST OF THE ARTICLES OF INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.


                              SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company within a reasonable time prior to the time the Company begins to print and mail the proxy materials for such Meeting.

                             SOLICITATION OF PROXIES

        The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

        The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ David L. Jackson
                                              DAVID L. JACKSON, SECRETARY
Seattle, Washington
June 29, 2000

                                                                PRELIMINARY COPY

                                      PROXY

                         SILVERTHORNE PRODUCTION COMPANY
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY __, 2000


        The undersigned hereby constitutes and appoints Darrell H. Hughes and David L. Jackson, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock ("common stock") of Silverthorne Production Company (the "Company") at the Special Meeting of Shareholders (the "Meeting") to be held in the Special Events Room on the Second Floor, 7001 Seaview Avenue, NW, Seattle, Washington 98117, on _________, July __, 2000, at 10:00 a.m., Pacific Time, and at all adjournment(s) thereof for the adoption of an amendment to Article FIRST of the Articles of Incorporation of the Company to change the name of the Company from "Silverthorne Production Company" to "Cognigen Networks, Inc.".

        The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING THE PROPOSAL TO ADOPT THE AMENDMENT TO ARTICLE FIRST OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY.

        It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________, 2000







Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustee, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.